EXHIBIT 99.3


                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                  CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.

                                      INTO

                              CORECOMM INCORPORATED

          ____________________________________________________________

                     Pursuant to Sections 103 and 253 of the
                General Corporation Law of the State of Delaware
          ____________________________________________________________


     CoreComm Incorporated, a Delaware corporation (the "Corporation"), does hereby certify:

     FIRST: The Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

     SECOND: The Corporation owns 100% of the outstanding shares of each class of the capital stock of Cellular Communications of Puerto Rico, Inc., a Delaware corporation (the "Subsidiary").

     THIRD: The Board of Directors of the Corporation, by resolutions duly adopted at a meeting held on July 21, 1998 (true and correct copies of which are attached hereto as Exhibit A), has authorized the merger of the Subsidiary with and into the Corporation (the "Merger"). Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

     FOURTH: The Corporation shall be the surviving corporation of the Merger (the "Surviving Corporation").
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     FIFTH:  At the  effective  time of the  Merger  the  name of the  Surviving
Corporation shall be changed to Cellular Communications of Puerto Rico, Inc.

     IN WITNESS WHEREOF, CoreComm Incorporated caused this Certificate of Ownership and Merger to be executed in its corporate name this 1st day of September, 1998.


                                               CORECOMM INCORPORATED


                                               By: /s/ Richard J. Lubasch
                                               -------------------------------
                                               Name:   Richard J. Lubasch
                                               Title:  Secretary














                                        2


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                                  EXTRACT FROM
                             RESOLUTIONS ADOPTED ON
                                  JULY 21,1998
                          BY THE BOARD OF DIRECTORS OF
                              CORECOMM INCORPORATED
                               (THE "CORPORATION")


     RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed to cause the formation of Cellular Communications of Puerto Rico, Inc. (the "Subsidiary"), as a wholly owned subsidiary of the Corporation under and pursuant to the laws of the State of Delaware; that the Subsidiary shall be merged with and into the Corporation (the "Merger") and the Corporation shall be the surviving corporation (the "Surviving Corporation") of the Merger; that in connection with the Merger the Surviving Corporation shall change its name to Cellular Communications of Puerto Rico, Inc.; that, from and after the effective time of the Merger, the certificate of incorporation of the Corporation shall be the certificate of incorporation of the Surviving Corporation, the bylaws of the Corporation shall be the bylaws of the Surviving Corporation, the officers and directors of the Corporation shall be the officers and directors of the Surviving Corporation, the outstanding common stock and other securities of the Corporation shall remain outstanding as the common stock and other securities of the Surviving Corporation and the outstanding common stock of the Subsidiary shall be cancelled; that the proper officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to prepare and execute a Certificate of Ownership and Merger and to cause such Certificate of Ownership and Merger to be filed with the Secretary of state of the State of Delaware pursuant to Sections 103 and 253 of the General Corporation Law of the State of Delaware; and that the Merger shall be effective at the time stated in such Certificate of Ownership and Merger; and further

     RESOLVED, that, upon the effectiveness of the Merger, the proper officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed to prepare or cause to be prepared forms of (i) a certificate to evidence shares of common stock of the Corporation, par value $0.01 per share ("Common Stock"), and (ii) a certificate to evidence the Series A Junior participating Preferred Stock stated value $1.00 per share ("Junior Preferred Stock") in each case reflecting the changes in corporate name resulting from the Merger that such forms of Common Stock certificate and Series A Preferred Stock certificate (together, the "Certificates") shall be adopted, to the same extent as if presented to and adopted by the Board of Directors at this meeting, provided that a copy thereof be affixed to these minutes by the Secretary or Assistant Secretary; that the proper officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed to execute the Certificates; that any or all of such signatures on the Certificates may be facsimile signatures; and that in case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon the Certificates shall have ceased to be such officer, transfer agent or registrar before the issuance thereof, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue; and further

     RESOLVED, that, upon the effectiveness of the Merger, the proper officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed to prepare or cause to be prepared a corporate seal, reflecting the change in corporate name resulting from the Merger; that such corporate seal shall be adopted, to the same extent as if presented to and adopted by the Board of Directors at minutes by the Secretary or Assistant Secretary; and further

     RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed to prepare, execute, deliver and file or cause to be prepared, executed, delivered and filed any and all documents and to take any and all actions with federal, state, local and foreign authorities and with Nasdaq, as they or any of them may deem necessary or appropriate to effect the corporate name change and Merger contemplated by the foregoing resolutions and to carry out fully the purpose and intent of such resolutions; and further

     RESOLVED, that all actions heretofore taken by any officer or director of the Corporation and Cellular Communications of Puerto Rico, Inc. in connection with the matters contemplated by the foregoing resolutions be, and they hereby are, approved, adopted, ratified, confirmed and accepted in all respects.